UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report

(Date of earliest event reported)  December 6, 2007

MICRO COMPONENT TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-22384	41-0985960
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

2340 West County Road C, St. Paul, Minnesota 55113

(651) 697-4000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simutaneously satify the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 6, 2007, the Company entered into an agreement with Laurus Master Fund, Ltd. and its affiliates (“Laurus”), the Company’s secured lender.  The agreement extends the maturity dates for all of the notes issued by the Company to Laurus, with a current aggregate principal amount of $11,089,000, from dates starting in February 2008 to September 30, 2009.  The agreement also extends to January 1, 2009 the commencement date for principal payments under the $5,250,000 term-note, and reduces the monthly principal payments prior to the maturity date from $87,500 per month to $44,000 per month.  In consideration for the extension by Laurus of the note maturity dates, the Company granted Laurus a ten-year warrant to purchase 3,500,000 shares of common stock with an exercise price of $.01 per share.  Laurus has agreed in the transaction documents that it will not sell any shares acquired by it under the 3,500,000 share warrant, or under the 5,000,000 share warrant granted to it as part of the March 2007 refinancing, prior to January 1, 2009.  Laurus has also agreed that sales by it of Company common stock underlying the 2007 warrants on any trading day after January 1, 2009 will not exceed 20% of the aggregate number of shares of Company common stock sold on that day.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

Issuance of the warrant to Laurus on December 6, 2007 was exempt from registration under Section 4(2) of the Securities Act of 1933, because Laurus is an accredited investor with access to material information about the Company, the issuance was in a private transaction with no general solicitation or advertising, the warrant and shares are subject to restrictions on transfer, and no commissions or other remuneration was paid.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	Common Stock Purchase Warrant with Laurus Master Fund, Ltd. dated December 6, 2007 (filed herewith).

10.2	Common Stock Purchase Warrant with Valens Offshore SPV I, Ltd. dated December 6, 2007 (filed herewith).

10.3	Common Stock Purchase Warrant with Valens U.S. SPV I, Ltd. dated December 6, 2007 (filed herewith).

10.4	Common Stock Purchase Warrant with Psource Structured Debt Limited dated December 6, 2007 (filed herewith).

10.5	Omnibus Amendment with Laurus Master Fund, Ltd., Valens Offshore SPV I, Ltd., Valens U.S. SPV I, LLC and Psource Structured Debt Limited dated December 6, 2007 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO COMPONENT TECHNOLOGY, INC.
(Registrant)

Date:	December 12, 2007

By: /s/ Bruce Ficks
(Bruce Ficks, Chief Financial Officer)

EXHIBIT INDEX

Ex. No.	Description

10.1	Common Stock Purchase Warrant with Laurus Master Fund, Ltd. dated December 6, 2007
10.2	Common Stock Purchase Warrant with Valens Offshore SPV I, Ltd. dated December 6, 2007
10.3	Common Stock Purchase Warrant with Valens U.S. SPV I, Ltd. dated December 6, 2007
10.4	Common Stock Purchase Warrant with Psource Structured Debt Limited dated December 6, 2007
10.5	Omnibus Amendment with Laurus Master Fund, Ltd., Valens Offshore SPV I, Ltd., Valens U.S. SPV I, LLC and Psource Structured Debt Limited dated December 6, 2007